UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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DENTSPLY INTERNATIONAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT DATED APRIL 24, 2012 TO
PROXY STATEMENT
DENTSPLY INTERNATIONAL INC.
221 WEST PHILADELPHIA STREET
YORK, PENNSYLVANIA 17405-0872

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
WEDNESDAY, MAY 23, 2012

Explanatory Note: This Supplement to the Proxy Statement of DENTSPLY International Inc. (the “Company”), is to correct information in one of the tables contained in the Proxy Statement, originally filed on April 23, 2012. The incorrect table, “Outstanding Equity Awards at Year End,” can be found on page 39 of the printed Proxy Statement. Certain Stock Awards shown in this table were incorrect due to a calculation error. The corrected table, together with the explanatory notes thereto, is set forth in its entirety below. Other than this revised table, the Proxy Statement remains unchanged in its entirety.

Outstanding Equity Awards at Year End

The following table provides information on the stock option awards and stock awards outstanding as of December 31, 2011 for the Named Executive Officers:

Outstanding Equity Awards at Fiscal Year End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (1) (#)	Total Number of Securities Underlying Unexercised Options (#)	Option Exercise Price (2) ($)	Option Expiration Date (3)	Number of Stock Units That Have Not Vested (4) (#)	Market Value of Stock Units That Have Not Vested (5) ($)	Equity Incentive Plan Awards: Number of Unearned Stock Units That Have Not Vested (6) (#)	Equity Incentive Plan Awards: Market Value of Stock Units That Have Not Vested (7) ($)
Bret W. Wise	14,633	—	14,633	22.14	12/15/2013	—	—	—	—
	60,854	—	60,854	27.45	12/13/2014	—	—	—	—
	181,084	—	181,084	27.74	12/13/2015	—	—	—	—
	197,400	—	197,400	31.36	12/12/2016	—	—	—	—
	146,900	—	146,900	45.15	12/10/2017	—	—	—	—
	223,650	—	223,650	25.91	12/8/2018	—	—	—	—
	153,267	76,633	229,900	33.86	12/8/2019	—	—	—	—
	63,066	126,134	189,200	36.62	2/11/2021	—	—	—	—
						—	—	133,319	4,664,832
	1,040,854	202,767	1,243,621			—	—	133,319	4,664,832
William R. Jellison	41,836	—	41,836	27.45	12/13/2014	—	—	—	—
	20,200	—	20,200	27.74	03/22/2015	—	—	—	—
	72,434	—	72,434	27.74	12/13/2015	—	—	—	—
	42,500	—	42,500	31.36	12/12/2016	—	—	—	—
	33,900	—	33,900	45.15	12/10/2017	—	—	—	—
	46,300	—	46,300	25.91	12/08/2018	—	—	—	—
	33,734	16,866	50,600	33.86	12/08/2019	—	—	—	—
	15,266	30,534	45,800	36.62	02/11/2021	—	—	—	—
						—	—	23,285	814,742
	306,170	47,400	353,570			—	—	23,285	814,742
Christopher T. Clark	59,600	—	59,600	22.14	12/15/2013	—	—	—	—
	41,836	—	41,836	27.45	12/13/2014	—	—	—	—
	55,042	—	55,042	27.74	12/13/2015	—	—	—	—
	71,100	—	71,100	31.36	12/12/2016	—	—	—	—
	59,300	—	59,300	45.15	12/10/2017	—	—	—	—
	111,800	—	111,800	25.91	12/08/2018	—	—	—	—
	59,800	29,900	89,700	33.86	12/08/2019	—	—	—	—
	31,566	63,134	94,700	36.62	02/11/2021	—	—	—	—
						—	—	59,381	2,077,741
	490,044	93,034	583,078			—	—	59,381	2,077,741

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (1) (#)	Total Number of Securities Underlying Unexercised Options (#)	Option Exercise Price (2) ($)	Option Expiration Date (3)	Number of Stock Units That Have Not Vested (4) (#)	Market Value of Stock Units That Have Not Vested (5) ($)	Equity Incentive Plan Awards: Number of Unearned Stock Units That Have Not Vested (6) (#)	Equity Incentive Plan Awards: Market Value of Stock Units That Have Not Vested (7) ($)
James G. Mosch	59,600	—	59,600	22.14	12/15/2013	—	—	—	—
	41,836	—	41,836	27.45	12/13/2014	—	—	—	—
	55,042	—	55,042	27.74	12/13/2015	—	—	—	—
	32,900	—	32,900	31.36	12/12/2016	—	—	—	—
	30,500	—	30,500	45.15	12/10/2017	—	—	—	—
	46,300	—	46,300	25.91	12/08/2018	—	—	—	—
	33,734	16,866	50,600	33.86	12/08/2019	—	—	—	—
	17,366	34,734	52,100	36.62	02/11/2021	—	—	—	—
						29,005	1,014,885	2,560	89,574
	317,278	51,600	368,878			29,005	1,014,885	2,560	89,574

Robert J. Size	10,000	—	10,000	18.85	06/02/2013	—	—	—	—
	8,200	—	8,200	24.68	07/21/2014	—	—	—	—
	14,262	—	14,262	27.45	12/13/2014	—	—	—	—
	16,778	—	16,778	27.74	12/13/2015	—	—	—	—
	13,800	—	13,800	27.74	03/22/2016	—	—	—	—
	32,900	—	32,900	31.36	12/12/2016	—	—	—	—
	24,900	—	24,900	45.15	12/10/2017	—	—	—	—
	36,000	—	36,000	25.91	12/08/2018	—	—	—	—
	25,334	12,666	38,000	33.86	12/08/2019	—	—	—	—
	10,633	21,267	31,900	36.62	02/11/2021
						20,478	716,525	1,570	54,934
	192,807	33,933	226,740			20,478	716,525	1,570	54,934

(1)	Options granted become exercisable over a period of three years after the date of grant at the rate of one-third per year, except that they become immediately exercisable upon death, disability or qualified retirement. Options generally expire ten years after the date of grant under these plans. The non-exercisable stock options with the following expiration dates will vest as indicated below:

Expiration Date	Vesting Schedules
12/08/2019	The remaining one third will vest December 8, 2012
2/11/2021	One third will vest February 11, 2013, the remaining one third will vest February 11, 2014
(2)	The Company’s stock options are granted at the Board meeting in February each year, with a grant date that is generally three business days after the Company’s report of financial results for the prior year, to employees already in the equity incentive program, and to newly hired executive officers at the HR Committee meeting following the executive officer’s employment date. Prior to 2011, the Company’s equity grants to employees already in the equity incentive program were made at the December Board meeting each year. The exercise price reflects the closing price of DENTSPLY Common Stock on the grant date.
(3)	Stock options generally expire ten years after the grant date.
(4)	RSU grants are cliff vested. Restrictions lapse and the units convert to shares of stock three years after the date of grant, except that they become immediately vested upon death, disability or qualified retirement. RSUs have no expiration date. With respect to Mr. Wise, Mr. Jellison and Mr. Clark, vesting of RSUs is contingent upon the continued profitability of the Company and these are included in the column “Equity Incentive Plan Awards: Number of Unearned Stock Units That Have Not Vested.” The RSUs with the following grant dates will vest as indicated below:

Grant Date	Vesting Schedules
2/12/2009	vested on February 12, 2012
2/4/2010	will vest on February 4, 2013
2/11/2011	will vest on February 11, 2014
(5)	The market value represents the number of RSUs granted multiplied by December 31, 2011 stock closing market price of $34.99.

(6)	Includes RSUs for Messrs. Wise, Jellison and Clark, together with PRSUs (for Messrs. Wise, Jellison, Clark, Mosch and Size. Both RSUs and PRSUs are cliff vested. Restrictions lapse and the units convert to shares of stock three years after the date of grant (provided, in the case of the PRSUs, that a one-year performance objective is met; and provided, in the case of the RSUs granted to Messrs. Wise, Jellison and Clark, that the Company continues to be profitable), except that they become immediately vested upon death, disability or qualified retirement. PRSUs are shown at the target amount.
(7)	The market value represents the number of RSUs and PRSUs granted (PRSUs at the target amount), multiplied by December 31, 2011 stock closing market price of $34.99.